FIFTH AMENDED AND RESTATED
LINE OF CREDIT NOTE

$3,000,000 December 15, 2008

FOR VALUE RECEIVED, and intending to be legally bound hereby, U.S. Facilities, Inc., a Delaware corporation, (the "**Maker**") promises to pay to the order of TD Bank, N.A. (as successor in interest to Commerce Bank, N.A., as successor in interest to Commerce Bank / Pennsylvania, N.A.) ("**Payee**"), the principal sum equal to the lesser of: (i) Three Million Dollars ($3,000,000) Dollars; or (ii) the aggregate unpaid principal amount of all Advances with respect to the Line of Credit made by Payee to Maker under that certain Loan and Security Agreement dated as of May 31, 2000 by and between Maker and Payee, as amended by the Amendment to Loan Documents dated August 1, 2002, as further amended by the Second Amendment to Loan Agreement dated February 14, 2003, as further amended by the Third Amendment to Loan and Security Agreement dated on or about September 23, 2003, as further amended by the Fourth Amendment to Loan and Security Agreement dated on or about August 1, 2004, as further amended by the Fifth Amendment to Loan and Security Agreement dated November 30, 2004, as further amended by the Sixth Amendment to Loan and Security Agreement of even date herewith (as amended, the "**Loan Agreement**"). Unless sooner due in accordance with the provisions of the Loan Agreement or hereof, such principal sum together with any accrued but unpaid interest shall be due and payable in full on June 30, 2009 (the "**Termination Date**").

This Fifth Amended and Restated Line of Credit Note (this "**Note**") is issued pursuant to and is entitled to the benefits of the Loan Agreement. All initially capitalized terms used herein shall have the same meanings ascribed to them in the Loan Agreement unless the context clearly requires to the contrary. This Note amends and restates in its entirety the Line of Credit Note dated May 31, 2000 of the Maker, as amended by the First Amendment to Asset Based Line of Credit Note dated August 16, 2001, as further amended by the Amendment to Loan Documents dated August 1, 2002, as further amended by the Amended and Restated Line of Credit Note dated February 14, 2003, as further amended by the Second Amended and Restated Line of Credit Note dated on or about September 23, 2003, as further amended by the Third Amended and Restated Line of Credit Note dated on or about August 1, 2004, as further amended by the Fourth Amended and Restated Line of Credit Note dated November 30, 2004.

Maker promises to pay interest on the unpaid principal amount of all Advances with respect to the Line of Credit at a floating rate of interest equal to the Wall Street Prime Rate plus one-quarter of one percent (0.25%) (the "**Line Interest Rate**"). Interest shall be calculated on the basis of a 360-day year, and for the actual number of days elapsed in any particular period.

All accrued and unpaid Interest shall be payable monthly in arrears on the first day of each month, commencing November 1, 2008. All payments made shall be applied first to unpaid Bank's Costs, then to interest, and the balance in reduction of principal.

Maker shall pay Payee a late charge of five (5%) percent of any payment of principal, interest, fees, charges or Bank's Costs which is more than fifteen days past due, pursuant to the Loan Agreement. In addition, any principal payment on the Line of Credit not paid when due, and to the extent permitted by applicable law, any interest payment on the Line of Credit not paid when due,

and any other amount due to Payee under the Loan Agreement or any other Loan Document not paid when due, in any case whether at stated maturity, by prepayment, demand, acceleration or otherwise, shall thereafter bear interest payable upon demand at a rate per annum which is three percent (3%) plus the Line Interest Rate.

Notwithstanding anything to the contrary herein, in the Loan Agreement or in any other Loan Document, the effective rate of interest hereunder shall not exceed the maximum effective rate of interest permitted by applicable law or regulation. Maker hereby agrees to give Payee written notice in the event that Maker has actual knowledge that any interest payment made to Payee hereunder, under the Loan Agreement or under any other Loan Document will cause the total interest payments collected in any one year to be usurious under applicable law, and Payee hereby agrees not to knowingly collect any interest from Maker in the form of fees or otherwise which would render this Note usurious. In the event that interest hereunder, under the Loan Agreement or under any other Loan Document would be usurious in the opinion of Payee, Payee reserves the right to reduce the interest payable by Maker hereunder.

Maker may prepay all or any part of the outstanding principal balance hereof without any prepayment charge or penalty, provided that Maker pays all accrued and unpaid interest in the amount so prepaid.

All payments in respect of this Note shall be made by Maker without defense, setoff or counterclaim in immediately available funds and delivered to Payee not later than 2:00 p.m. (prevailing Eastern time) on the date due, at Payee's offices located at 2005 Market Street, Philadelphia, PA 19103, or at such other place as shall be designated in writing by Payee in accordance with the Loan Agreement. Funds received by Payee after that time shall be deemed to have been paid by Maker on the next succeeding Business Day.

Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

The liabilities and obligations of Maker hereunder shall be unconditional without regard to the liability or obligations of any other party and shall not be in any manner affected by any indulgence whatsoever granted or consented to by Payee, including without limitation, any release of any party, any Guarantor, or any Collateral, or any extension of time, renewal, waiver or other modification. Any failure of Payee to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter.

IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR THE RELATIONSHIP EVIDENCED HEREBY, MAKER HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE COURT LOCATED IN THE COMMONWEALTH OF PENNSYLVANIA, IN ANY COUNTY IN WHICH PAYEE HAS AN OFFICE OR BRANCH, AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH

PROCEEDING. MAKER AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTED UPON IT BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO MAKER.

MAKER HEREBY WAIVES TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE OR THE RELATIONSHIP EVIDENCED HEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEE TO ENTER INTO, ACCEPT OR RELY UPON THIS NOTE.

THE FOLLOWING SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST MAKER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST MAKER, MAKER, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) COUNSEL FOR MAKER, AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY WAIVES ANY AND ALL RIGHTS MAKER HAS, OR MAY HAVE TO PRIOR NOTICE EXCEPT AS PROVIDED HEREIN OR IN THE LOAN AGREEMENT AND AN OPPORTUNITY TO BE HEARD UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. EACH MAKER SPECIFICALLY ACKNOWLEDGES THAT PAYEE HAS RELIED ON THIS WARRANT OF ATTORNEY IN GRANTING THE FINANCIAL ACCOMMODATIONS DESCRIBED HEREIN.

MAKER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR MAKER IN ANY AND ALL ACTIONS, AND UPON THE OCCURRENCE AND CONTINUANCE OF AN EVENT OF DEFAULT TO: (i) ENTER JUDGMENT AGAINST MAKER FOR THE PRINCIPAL SUM HEREOF; OR (ii) SIGN FOR MAKER AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION OR ACTIONS TO CONFESS JUDGMENT AGAINST MAKER FOR ALL OR ANY PART OF THE INDEBTEDNESS, INTEREST, COSTS AND BANK'S COSTS, TOGETHER WITH A REASONABLE ATTORNEY'S FEE. MAKER FURTHER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND ENTER JUDGMENT AGAINST MAKER AND IN FAVOR OF PAYEE OR ANY HOLDER HEREOF WITH RESPECT TO AN AMICABLE ACTION OF REPLEVIN OR ANY OTHER ACTION TO RECOVER POSSESSION OF ANY COLLATERAL. MAKER WAIVES ALL RELIEF FROM ANY AND ALL APPRAISEMENT OR EXEMPTION LAWS NOW IN FORCE OR HEREAFTER ENACTED. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT OF AN OFFICER OF PAYEE OR ANY OTHER HOLDER HEREOF, SHALL BE FILED IN ANY PROCEEDING OR ACTION WHEREIN JUDGMENT IS TO BE CONFESSED, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL HEREOF AND SUCH VERIFIED COPY SHALL BE SUFFICIENT WARRANT FOR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MAKER AS PROVIDED HEREIN. JUDGMENT MAY BE CONFESSED FROM TIME TO TIME UNDER THE AFORESAID POWERS WHICH SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF.

It shall be an event of default hereunder if an Event of Default shall have occurred under the Loan Agreement (a "Default"). Upon the occurrence of a Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest hereon, and all other amounts due hereunder, including, without limitation, Bank's Costs, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

This Note shall be governed as to its validity, interpretation and effect by the internal laws of the Commonwealth of Pennsylvania for contracts made and to be performed in Pennsylvania. The terms of this Note may not be changed or amended orally but only by a writing signed by Payee and Maker.

If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.

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IN WITNESS WHEREOF, Maker has caused this Fifth Amended and Restated Line of Credit Note to be executed and delivered by one of its duly authorized officers, as of the day and year first above written.

U.S. FACILITIES, INC.

By: [signature]

Name: JAMES C. DOBROWOLSKI

Title: President

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